Exhibit 32

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                                     OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certifies, pursuant to, and as required by, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of National Investment Managers Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 14, 2006             By   /s/ Steven Ross
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                                          Steven Ross
                                          President and Chief Executive Officer

Date:  November 14, 2006             By   /s/ Leonard Neuhaus
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                                          Leonard Neuhaus
                                          Chief Operating and Financial Officer